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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

            Current Report Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)...........October 2, 1995


                                 TENNECO INC.
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            (Exact name of registrant as specified in its charter)


       Delaware                     1-9864                   76-0233548
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(State or other jurisdiction      (Commission              (I.R.S. Employer
     of incorporation)            File Number)            Identification No.)


                       Tenneco Building, Houston, Texas           77002
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                   (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code: (713) 757-2131
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Item 5. Other Events

    On October 2, 1995, Tenneco Inc. issued a press release announcing that it had signed a definitive agreement to acquire the plastics division of Mobil Corporation for $1.27 billion. The plastics division will become part of Tenneco's packaging division, Packaging Corporation of America, headquartered in Evanston, Illinois.

Item 7. Financial Statements and Exhibits

    99(a) - Press Release issued October 2, 1995 announcing that it had signed a definitive agreement to acquire the plastics division of Mobil Corporation for $1.27 billion. The plastics division will become part of Tenneco's packaging division, Packaging Corporation of America, headquartered in Evanston, Illinois.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TENNECO INC.
                                         Registrant



                                         By           M.W. MEYER
                                           --------------------------------
                                            M.W. Meyer, Vice President and
                                                Deputy General Counsel

DATE: October 3, 1995